SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): November 6, 1997

                              DIALOGIC CORPORATION
             (Exact name of registrant as specified in its charter)

   New Jersey                     33-59598                     22-2476114
(State or other                 (Commission                 (IRS Employer
 jurisdiction of                File Number)                Identification
 incorporation)                                                Number)


                   1515 Route 10, Parsippany, New Jersey 07054
               (Address of principal executive offices) (Zip Code)



                         Registrant's telephone number,
                       including area code: (201) 993-3000

Item 5.  Other Events

         The Company's Press Release, dated November 6, 1997, is incorporated herein by reference and filed as an exhibit to this Current Report on Form 8-K. The Company has begun to purchase shares pursuant to the Repurchase Program described in the attached Press Release.





Item 7.  Financial Statements and Exhibits

         Exhibit No. 99.1  Press Release dated November 6, 1997





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DIALOGIC CORPORATION


November 13, 1997                        By:  /s/Theodore M. Weitz
                                              --------------------
                                              Theodore M. Weitz, Vice President

              DIALOGIC CORPORATION ANNOUNCES STOCK BUYBACK PROGRAM



PARSIPPANY, NEW JERSEY - November 6, 1997 - Dialogic Corporation (NASDAQ: DLGC), the world's leading manufacturer of high performance standards-based computer telephony (CT) components, today announced that its Board of Directors had authorized a share repurchase program of up to 800,000 shares over the next three years.

     Dialogic Corporation is the leading manufacturer of high performance, standards-based computer telephony (CT) components, Dialogic products are used in voice, fax, data, voice recognition, speech synthesis, ISDN networks, Internet telephony and call center management CT applications. The Company is headquartered in Parsippany, New Jersey, with regional headquarters in Tokyo, Japan and Brussels, Belgium and sales engineering offices worldwide.

     For    more    information,    visit    the    Dialogic    Web    Site   at
http://www.dialogic.com.